UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12, 2015

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) The NASDAQ Stock Market (“Nasdaq”) notified Barrett Business Services, Inc. (the “Company”), by letter dated November 12, 2015, that the Company is not currently in compliance with Nasdaq’s continued listing requirement set forth in Rule 5250(c)(1) of the Nasdaq Listing Rules (the “Rules”), due to its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “2015 third quarter 10-Q”), with the Securities and Exchange Commission (the “SEC”). For additional information, please see the Company’s Amendment No. 1 to Current Report on Form 8-K filed on November 12, 2015 (the “Form 8-K”), which is incorporated herein by reference.

Under the Rules, the Company has 60 calendar days from November 12, 2015, or until January 11, 2016, to submit a plan to Nasdaq to regain compliance with the Rules. The Company intends to submit a compliance plan to Nasdaq on or prior to January 11, 2016, if it continues to be unable to file its 2015 third quarter 10-Q by that date.

If Nasdaq accepts the plan, it can grant an exception of up to 180 days from November 9, 2015, or until May 9, 2016, for the Company to regain compliance with Rule 5250(c)(1). The Company may regain compliance at any time during this 180-day period upon filing its 2015 third quarter 10-Q, as well as all subsequent required periodic reports that are due within that period, with the SEC. If Nasdaq does not accept the Company’s compliance plan, the Company will have the opportunity to appeal that decision. Pursuant to Rule 5810(b), the Company is required to publicly announce receipt of the letter from Nasdaq by issuing a press release.

The Company intends to file its 2015 third quarter 10-Q with the SEC as soon as practicable after the independent investigation described in the Form 8-K has been completed and the Company’s independent registered public accounting firm has had an opportunity to review and assess the findings of the investigation and to finalize its review of the Company’s unaudited interim consolidated financial statements to be included in the 2015 third quarter 10-Q.

No assurance can be given that the 2015 third quarter 10-Q will be filed on or before January 11, 2016, or that Nasdaq will grant an exception to extend the period in which to bring the Company into compliance with Rule 5250(c)(1) beyond that date.

Forward Looking Statements:

The foregoing information includes forward-looking statements that are subject to risks and uncertainties. Additional considerations and other important risk factors affecting the Company's business are described in the Company's reports on Forms 10-K and 10-Q and other filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: November 18, 2015	By:	/s/ James D. Miller
James D. Miller
Vice President-Finance, Treasurer and Secretary